UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2020

BRAVO MULTINATIONAL INCORPORATED
(Name of small business in its charter)

Wyoming	000-53371	85-4068651
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

(Address of principal executive offices) 2020 General Booth Blvd., Suite 230 Virginia Beach, VA 23454

Registrant's telephone number:

757-306-6090

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). [   ] Yes [X]  No

Item 8.01-Other Events

On November 27, 2020 the Board of Directors of Bravo Multinational, Inc. formed a “Business Advisory” board with an objective to assist the Company with the evaluation of business opportunities within the media, entertainment, and sports industries sectors.

Effective November 30, 2020, the Board of Directors appointed to the “Business Advisory board four individuals, Mr. Mark Greenberg, Mr. Neil Davis, Mr.Stephen Scheffer and Mr. Edward Pergjini; all four individuals accepted their positions.

Biographies

Mark Greenberg is CEO of Element Media Group Inc, a wholly-owned subsidiary of Element Global, Inc. He served as the Founder and Chief Executive Officer of EPIX from 2009 to 2017 and was previously Executive Vice President for Showtime Networks, Inc., and  Director of Direct Marketing at HBO (Home Box Office).

Neil Davis is the Chief Business Development Officer in Element Media Group, a wholly-owned subsidiary of Element Global, Inc. Mr. Davis is a seasoned digital executive who has created well over $2 billion of revenue for various companies including, AOL, Blockbuster, Dish Network and Qello Media, where he served as Chief Business Officer. He was previously CEO at Monetize, where he consulted for the media and entertainment industries. Prior to that, he was Head of Corporate and Digital Development at Blockbuster-Dish Digital.

Mr. Scheffer has served almost 30 years at HBO (Home Box Office) as President of Film Programming, Video and Enterprises. Mr. Scheffer was responsible for overseeing all motion picture programming for HBO. As President of HBO Pictures, he was responsible for the financing and production of HBO’s Silver Screen Partners and Cinema Plus theatrical movie ventures. Prior to HBO, Mr. Scheffer held executive positions at Time Life Films, Allied Artists, Polydor Records, MGM and Columbia Pictures.

Edward Pergjini is the President of Element Sports Group Inc, a wholly-owned subsidiary of Element Global, Inc. Mr. Pergjini has over 30-years of experience working with multinational companies across disciplines including, commercial strategy, team management, the construction and development of international brands, and the management of broad real estate heritages. He also has a strong understanding of cross-cultural marketing, along with deep expertise in the economic and financial workings of professional European soccer clubs. Mr. Pergjini resides in France, and received his MBA from Fairleigh Dickinson University.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: December 01, 2020	BRAVO MULTINATIONAL INCORPORATED By: /s/Merle Ferguson Name: Merle Ferguson Title: Chairman, CEO & President